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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of report (Date of earliest event reported)    February 17, 2004
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                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

               Delaware                  000-22194             36-2815480
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(State or Other Jurisdiction of         (Commission         (I.R.S. Employer
Incorporation)                          File Number)        Identification No.)

233 South Wacker Drive, Chicago, Illinois                          60606
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     SPSS Press Release, dated February 17, 2004


ITEM 12:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 17, 2004, SPSS Inc. issued a press release announcing its results for its fiscal quarter ended December 31, 2003 and its results for fiscal year 2003. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

         The press release contains non-GAAP financial measures within the supplemental financial information table, "Performance vs. Productivity and Productivity Goals," that presents the actual performance by SPSS during the fiscal year 2003, compared to its actual results for fiscal year 2002 and its internal productivity goals for 2003, 2004, and 2006. Financial information regarding actual results for fiscal years 2002 and 2003 include EBITDA, adjusted EBITDA and adjusted operating income.

         EBITDA is an acronym for Earnings Before Interest, Taxes, Depreciation and Amortization, and is not a calculation in accordance with GAAP. However, SPSS believes that EBITDA is widely used as a measure of operating performance, and SPSS believes EBITDA to be an important indicator of the operational strength and performance of SPSS. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP.

         Adjusted EBITDA and adjusted operating income exclude special items, as noted in the footnotes of the table. The special items include acquisition and related costs and other nonrecurring charges.

         SPSS management uses EBITDA, adjusted EBITDA and adjusted operating income in measuring internal performance to better understand underlying operations. We believe investors should have available the same information that management uses to measure performance and that the presentation of these non-GAAP financial measures provides useful information into the results of operations of SPSS for the current, past and future periods.

         Additionally, in explaining performance of SPSS to interested parties, SPSS may use these non-GAAP financial measures to describe the underlying operating results.

         Within the supplemental financial information table, "Performance vs. Productivity and Productivity Goals," EBITDA can be reconciled with net income
(loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, by adding to EBITDA each of the following for the applicable fiscal year: net interest expense, income tax (expense) benefit, and depreciation and amortization. Adjusted EBITDA can be reconciled with net income




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(loss) by adding to adjusted EBITDA each of the above factors plus acquisition and non-recurring charges. Adjusted operating income can be reconciled with operating income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, by adding acquisition and non-recurring charges to adjusted operating income for the applicable fiscal years.

         The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by SPSS under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SPSS INC.

                                   By: /s/ Edward Hamburg
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                                       Edward Hamburg,
                                       Executive Vice President, Corporate
                                       Operations, Chief Financial Officer and
                                       Secretary


Dated:  February 18, 2004





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